                                                                   Exhibit 10(i)

                             SETTLEMENT AGREEMENT
                             --------------------


     This Settlement Agreement (the "Agreement") is made effective as of the 30th day of June, 2001 (the "Effective Date") by and between equip2move.com Corporation, a Delaware corporation ("Equip2move"), the undersigned stockholders of Equip2move (the "Stockholders") and Enviro-Clean of America, Inc., a Nevada corporation ("Enviro-Clean").

                                   RECITALS:

          WHEREAS, Enviro-Clean subscribed to Equip2move to purchase 300,000 shares of Equip2move's Class B common stock, par value $0.001 ("Class B Common") in exchange for $75,000 in cash, 70,000 shares of b2bstores.com, Inc. common stock (the "b2b Shares"), and an obligation to provide between $150,000 and $250,000 in funding to Equip2move for the purpose of creating, designing and implementing the functionality of Equip2move's website (the "Development Costs"), as described in that certain subscription agreement, dated May 31, 2000, executed by Enviro-Clean and acknowledged by Equip2move (the "Subscription Agreement"); and

          WHEREAS, Enviro-Clean was a party to that certain stockholders' agreement, dated May 31, 2000 (the "Stockholders' Agreement"), and the amendment to the Stockholders' Agreement, dated July 28, 2000 (the "Amendment", collectively the Stockholders' Agreement and Amendment are sometimes herein referred to as the "Stockholder Documents") each by and between Koster Industries, Inc., Enviro-Clean, Corporate Assets International, Inc., Prestige Equipment Corporation, Rosen Systems, Inc., Rodney Schultz, Jerry Root and Equip2move in which, under Section 5.2 of the Amendment, Enviro-Clean agreed to provide Equip2move with proceeds of $1.0 million in exchange for a convertible promissory note (the "Note") and to provide financing to Equip2move in the aggregate amount of $2.25 million by February 1, 2001 (the "Additional Funding"); and

          WHEREAS, on November 30, 2000, Equip2move authorized a stock dividend of 12.75 shares for every outstanding share of all classes of Common Stock, effectively increasing Enviro-Clean's number of outstanding shares of the Class B Common to 3,825,000 shares; and

          WHEREAS, in December of 2000, Enviro-Clean converted the Note into equity by converting the $1,000,000 principal amount of the Note into 1,000,000 shares of Series A Convertible Preferred Stock (the "Series A Stock") and 1,000,000 common stock warrants, exercisable at $1.00 per share of Common Stock (the "Warrants"), partially satisfying the Additional Funding obligation and reducing the remaining Additional Funding obligation, due February 1, 2001, from $2.25 million to $1.25 million; and

          WHEREAS, Enviro-Clean has not delivered the remaining Additional Funding obligation by February 1, 2001 and has determined it to be in their best interest to reduce their equity stake in Equip2move and its representation on the Equip2move Board of Directors and release Equip2move and the Stockholders of certain claims Enviro-Clean may have against Equip2move in exchange for the termination and release of the remaining Additional Funding obligation of $1.25 million and Development Costs obligation; and

          WHEREAS, Equip2move desires to relieve Enviro-Clean of the Additional Funding obligation of $1.25 million and Development Cost obligations and the Stockholders desire to relieve Enviro-Clean of the Additional Funding obligation of $1.25 million and both Equip2move and the Stockholders desire to release Enviro-Clean of certain claims Equip2move and the Stockholders may have against Enviro-Clean in exchange for a return of certain securities of Equip2move held by Enviro-Clean and other consideration.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

     1.  Release of the Additional Funding Obligation.  Upon the delivery of the
         --------------------------------------------
Class B Common and Warrants described in paragraphs 4 and 5 below, Equip2move and the Stockholders release Enviro-Clean of any further obligation to provide the Additional Funding as described in the Stockholder Documents, which currently totals $1.25 million in the aggregate.

     2.  Release of the Development Cost Obligation.  Upon the delivery of the
         ------------------------------------------
Class B Common and Warrants described in paragraphs 4 and 5 below, Equip2move releases Enviro-Clean of any further obligation to provide Development Costs as of June 30, 2001 (the "Development Cut-Off Date"). Any charges incurred with respect to the Development Cost obligation delivered to Enviro-Clean after the Development Cut-Off Date will not be paid by Enviro-Clean and any rights to such amounts will be waived by Equip2move.

     3.  Return of Securities to Equip2move, Board Resignations, etc.   In
         ------------------------------------------------------------
exchange for the release of the Additional Funding and Development Costs obligations and a release of certain claims by Equip2move, Enviro-Clean agrees
(i) to return the 1,000,000 Warrants and 2,607,675 shares of Class B Common to Equip2move, (ii) to relinquish any and all right to appoint two (2) members to the Equip2move Board of Directors as provided for in Section 2.1 of the Stockholders' Agreement and to cause its two current designees to the Board, Randall K. Davis and Richard Kandel, to tender their resignations substantially in the form attached hereto as Exhibit A, and (iii) to amend the Certificate of Designation of the Series A Stock substantially in the form attached hereto as Exhibit B.

     4.  Delivery of Securities.   Upon execution of this Agreement, Enviro-
         ----------------------
Clean shall deliver to Equip2move stock certificates for the 2,607,675 shares of Class B Common either duly endorsed to Equip2move by Enviro-Clean or accompanied by appropriate stock transfer powers duly executed. If the certificated shares of the Class B Common have not been previously delivered to Enviro-Clean, then Enviro-Clean shall deliver such requested documentation releasing the rights of Enviro-Clean to receive such shares of the returned Class B Common shares. A new share certificate for 1,217,325 shares of Class B Common will be issued to Enviro-Clean representing the balance of the Class B Common it owns.

     5.   Delivery of Warrants.  Upon execution of this Agreement, Enviro-Clean
          --------------------
shall deliver to Equip2move the Warrants for cancellation or such documentation releasing the rights of Enviro-Clean to receive the Warrants.

     6.  Release by Equip2move and the Stockholders. Upon the delivery of the
         ------------------------------------------
Class B Common and Warrants described in paragraphs 4 and 5 below, Equip2move hereby releases and discharges Enviro-Clean and its officers, directors, employees, agents, shareholders and affiliated companies, and their respective successors, heirs and assigns (hereinafter the "Enviro-Clean Releasees") from any and all claims, demands, damages, actions, and causes of action whatsoever, known or unknown, whether in law or in equity, which Equip2move has or may have in any capacity against Enviro-Clean Releasees relating in any way to the Development Costs or the Additional Funding and the Stockholders hereby release and discharge the Enviro-Clean Releasees from any and all claims, demands, damages, actions, and causes of action whatsoever, known or unknown, whether in law or in equity, which the Stockholders have or may have in any capacity against Enviro-Clean Releasees relating in any way to the Additional Funding; provided, however, the foregoing will in no way impair or otherwise limit any other rights, claims, demands, damages, actions, and causes of actions relating to any agreement still in effect pertaining to the remaining interests of Equip2move held by Enviro-Clean. Equip2move hereby further represents and warrants to Enviro-Clean that it has not assigned or otherwise disposed of any of his rights, title or interest in or to any of the above claims or causes of action hereby released.

     7.  Release by Enviro-Clean. Enviro-Clean hereby releases and discharges
         -----------------------
Equip2move and its officers, directors, employees, agents, shareholders and affiliated companies, and their respective successors, heirs and assigns and the Stockholders (hereinafter the "Equip2move Releasees") from any and all claims, demands, damages, actions, and causes of action whatsoever, known or unknown, whether in law or in equity, which Enviro-Clean has or may have in any capacity against Equip2move Releasees relating in any way to the returned Series B Common Shares and Warrants and Enviro-Clean's rights relating to such securities; provided, however, the foregoing will in no way impair or otherwise limit any other rights, claims, demands, damages, actions, and causes of action relating to any agreement still in effect pertaining to the remaining interests of Equip2move held by Enviro-Clean. Enviro-Clean hereby further represents and warrants to Equip2move that it has not assigned or otherwise disposed of any of its rights, title or interest in or to any of the above claims or causes of action hereby released.

     8.  Representation of Counsel.   The parties hereto, jointly and
         -------------------------
individually, hereby acknowledge that they have been represented by counsel in connection with the giving and execution of this Agreement; that they understand the meaning of this document; that they intend to be legally bound by all of the terms set forth herein; and that they have received consideration deemed by them and their counsel to be sufficient for the giving and execution of this document.

     9.  Consent and Waiver of Equip2move.   Equip2move acknowledges that they
         --------------------------------
have executed and agreed to a Consent to Representation and Waiver of Conflict of Interest, dated April 23, 2001, in which, in regard to this Settlement, Equip2move consents to the representation of Enviro-Clean by the law firm of Akin, Gump, Strauss, Hauer & Feld L.L.P., which also represents Equip2move.

     10.  Miscellaneous.   No amendment, modification, or discharge of this
          -------------
Agreement, and no waiver hereunder, shall be valid or binding unless set forth in writing and duly executed by the party against whom enforcement of the amendment, modification, discharge, or waiver is sought. No delay or failure at any time on the part of either party in exercising any right, power, or privilege under this Agreement, or in enforcing any provision of the Agreement, shall impair any such right, power, or privilege, or be construed as a waiver of such provision, or be construed as a waiver of any default or as any acquiescence therein, or shall affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof, and supersedes all prior oral or written agreements, commitments, or understandings with respect to such matters. This Agreement or any interest herein may not be assigned by either party in whole or in part without the prior written approval of the other party. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted heirs, successors and assigns. The section headings contained herein are for the purposes of convenience only and are not intended to define or limit the contents of said sections. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Delaware. This Agreement may be executed in separate counterparts each of which shall be an original and all of which taken together shall constitute one and the same agreement. If any covenants in any provision of this Agreement or any part thereof is hereafter construed to be invalid or unenforceable , the same will not affect the remainder of the covenant or covenants which shall be given full effect without regard to the invalid or unenforceable provision. Any public announcement or disclosure with regard to this Agreement and the transactions contemplated herein, other than disclosure contained in filings required by the Securities and Exchange Commission or otherwise required by law, shall be kept confidential by the parties unless mutually agreed to in writing prior to such dissemination.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above-written.


                                                ENVIRO-CLEAN OF AMERICA, INC.


                                                By:    /s/ Randall K. Davis
                                                      --------------------------
                                                Name:  Randall K. Davis
                                                      --------------------------
                                                Title: Chief Executive Officer
                                                      --------------------------

                                             EQUIP2MOVE.COM CORPORATION


                                             By:     /s/ Russell Koster
                                                    ----------------------------
                                             Name:   Russell Koster
                                                    ----------------------------
                                             Title:  Chief Executive Officer
                                                    ----------------------------


                                             STOCKHOLDERS:


                                             KOSTER INDUSTRIES INC.


                                             By:     /s/ Russell Koster
                                                    ----------------------------
                                             Name:   Russell Koster
                                                    ----------------------------
                                             Title:  President
                                                    ----------------------------


                                             CORPORATE ASSETS INTERNATIONAL INC.


                                             By:     /s/ Ron Haas
                                                    ----------------------------
                                             Name:   Ron Haas
                                                    ----------------------------
                                             Title:  President


                                             PRESTIGE EQUIPMENT CORPORATION


                                             By:     /s/ Terry Lashin
                                                    ----------------------------
                                             Name:   Terry Lashin
                                                    ----------------------------
                                             Title:  President
                                                    ----------------------------



                                             ROSEN SYSTEMS, INC.


                                             By:     /s/ Michael D. Rosen
                                                    ----------------------------
                                             Name:   Michael D. Rosen
                                                    ----------------------------
                                             Title:  President
                                                    ----------------------------

                                                     /s/ Rodney Schultz
                                                    ----------------------------

                                                    RODNEY SCHULTZ


                                                     /s/ Jerry Root
                                                    ----------------------------
                                                    JERRY ROOT